                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 WM TRUST I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

[WM LOGO]

P.O. Box 9757
Providence, RI  02940-9757

September 15, 2000

Dear WM Florida Insured Municipal Fund Shareholder:

The enclosed proxy statement solicits your vote as a shareholder of the WM FLORIDA INSURED MUNICIPAL FUND (the "Florida Insured Fund") for the purpose of approving a merger into the WM TAX-EXEMPT BOND FUND (the "Tax-Exempt Bond Fund"). This proxy statement is designed to give you complete and detailed information about the proposal. After you have reviewed this material carefully, we encourage you to follow the Board of Trustees' recommendation by voting "FOR" the proposal.

At the WM Group of Funds, we continually look for ways to be more efficient so we can offer the best value to our shareholders. It is because of this commitment that we have proposed this merger. The two funds have similar investment objectives: both seek to achieve a high level of current income that is exempt from federal taxes while protecting investors' capital. The main difference is that the Tax-Exempt Bond Fund invests without regard to the Florida intangibles tax, whereas the Florida Insured Fund invests solely in municipal bonds exempt from the Florida intangibles tax. We believe the proposed merger makes sense because the Tax-Exempt Bond Fund offers lower overall fund expenses. Furthermore, the prospects for asset growth in the Tax-Exempt Bond Fund as a result of the merger may enable further economies of scale, and possibly lower management fees for all shareholders of the Fund in the future.


The following is a comparison of the funds' SEC yields (as of July 31, 2000), expense ratios and average annual total returns:



      SEC YIELD                                                      A Shares              B Shares
                                                                     ------------------------------
WM Florida Insured Municipal Fund                                      4.50%                 3.99%
WM Tax-Exempt Bond Fund                                                4.97%                 4.47%


      EXPENSE RATIO                                                  A Shares             B Shares
                                                                     ------------------------------
WM Florida Insured Municipal Fund                                      1.14%                 1.88%
WM Tax Exempt Bond Fund                                                0.88%                 1.63%


AVERAGE ANNUAL TOTAL RETURNS(1)                                       1-Year                  5-Year          Since 6/9/93(2)
                                                                      -------------------------------------------------------
WM Florida Insured Municipal Fund A                                   -4.23%                  4.48%               3.86%
WM Tax-Exempt Bond Fund A                                             -3.03%                  3.68%               3.97%



                                                                      1-Year                 5-Year          Since 6/30/94(3)
                                                                      -------------------------------------------------------
WM Florida Insured Municipal Fund B                                   -5.32%                  4.48%               4.74%
WM Tax-Exempt Bond Fund B                                             -4.08%                  3.63%               4.51%


(1) As of June 30, 2000. Performance figures have been adjusted for the maximum sales charge of 4.5% for A shares and maximum CDSC (contingent deferred sales charge) of 5% for B shares, and assume reinvestment of dividends and capital gains. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) Represents the inception date of the WM Florida Insured Municipal Fund Class A.

(3) Represents the inception date of the WM Florida Insured Municipal Fund Class B.



Distributed by WM Funds Distributor, Inc.

We feel that given the potential significance of the Tax-Exempt Bond Fund's lower expenses and higher yield as of July 31, 2000, the Tax-Exempt Bond Fund is a better tax-free alternative. In addition, the Tax-Exempt Bond Fund has a long track record (having been in existence since 1977) and strong credit quality with over 70% of its assets invested in AA and AAA-rated bonds.(4)

A special meeting of shareholders has been scheduled for November 7, 2000. While you are invited to join the meeting, most shareholders cast their vote by completing the accompanying proxy card. YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE AS SOON AS POSSIBLE USING ANY OF THE FOLLOWING CONVENIENT METHODS:

        -       Touch tone telephone--please refer to your proxy card.

        -       Internet--please refer to your proxy card.

        -       Telephone--call (800) 488-8095 and speak with a representative.

        -       Facsimile--please fax both sides of your signed proxy card to
                (212) 797-1062.

        - Mail--sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

PLEASE NOTE THAT BECAUSE THE MERGER IS EXPECTED TO BE A TAX-FREE REORGANIZATION (I.E., IT WILL NOT BE TREATED AS A SALE OF SHARES OF THE WM FLORIDA INSURED MUNICIPAL FUND AND A PURCHASE OF SHARES OF THE WM TAX-EXEMPT BOND FUND), YOU WILL NOT REALIZE ANY GAIN OR LOSS FOR FEDERAL INCOME TAX PURPOSES. You will receive shares of equal value of the Tax-Exempt Bond Fund in exchange for your shares in the Florida Insured Fund. This means that you may end up with a different number of shares than you originally held, but the total value of your shares will not change as a result of the merger.

Your vote is important and is needed to ensure that the proposal outlined in the proxy statement can be acted upon. If we do not receive your vote, a representative from D.F. King, our proxy solicitor, may be contacting you. We look forward to receiving your signed PROXY CARD soon.



Sincerely,


/s/ William G. Papesh
William G. Papesh
President



(4) Ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's.

                                      Q & A

              WM FLORIDA INSURED MUNICIPAL FUND'S PROPOSED MERGER


Q.      WHY AM I RECEIVING THIS PROXY STATEMENT?

        The Board of Trustees for your fund (the "Florida Insured Fund") has scheduled a special meeting of shareholders on November 7, 2000 for the purpose of approving a proposal to merge the Fund into the WM Tax-Exempt Bond Fund (the "Tax-Exempt Bond Fund"). The Board has unanimously agreed that the proposed merger would be in the best interest of all shareholders and recommends that you vote in favor of it.

Q.      WHAT ARE THE DIFFERENCES BETWEEN THE TWO FUNDS?

        The Florida Insured Fund and the Tax-Exempt Bond Fund have similar investment objectives: both seek to achieve a high level of current income that is exempt from federal taxes while protecting investors' capital. The main difference is that the Tax-Exempt Bond Fund invests without regard to the Florida intangibles tax, whereas the Florida Insured Fund invests solely in municipal bonds exempt from the Florida intangibles tax.

Q.      WHAT ADVANTAGES WILL SHAREHOLDERS GAIN AS A RESULT OF THE MERGER?

        Due to its larger size and greater economies of scale, the Tax-Exempt Bond Fund has a lower expense ratio. Furthermore, the prospects for asset growth in the Tax-Exempt Bond Fund as a result of the merger may enable further economies of scale, and possibly lower management fees for all shareholders of the Fund in the future.

Q.      WILL I RECEIVE NEW SHARES IN EXCHANGE FOR THE SHARES I CURRENTLY OWN?

        Yes. You will receive shares of equal value of the Tax-Exempt Bond Fund in exchange for your shares of the Florida Insured Fund. This means that you may end up with a different number of shares than you originally held because of the difference in net asset values of the respective funds, but the total dollar value of your shares will not change as a result of the merger.

Q.      WILL THIS MERGER CREATE A TAXABLE EVENT FOR ME?

        The merger is expected to be a tax-free reorganization (i.e., it will not be treated as a sale of shares of the WM Florida Insured Municipal Fund and a purchase of shares of the WM Tax-Exempt Bond Fund). Accordingly, it is expected that you will not realize a gain or loss for federal income tax purposes. As such, your cost basis and holding period of the Tax-Exempt Bond Fund shares you receive will be the same as the cost basis and holding period of your Florida Insured Fund shares.

Q. CAN I EXCHANGE OR REDEEM MY SHARES OF THE FLORIDA INSURED FUND BEFORE THE MERGER TAKES PLACE?

        Yes, you can exchange or redeem your shares at any time before the merger. However, please keep in mind that if you choose to do so, your request will be treated as a normal exchange or redemption (subject to any applicable contingent deferred sales charges) and will be considered a taxable transaction for federal income tax purposes. Please note that because you are a shareholder of record, you are entitled to vote on the proposed merger regardless of whether you exchange or redeem your shares prior to the merger.

Q.      HOW DO I CAST MY VOTE?

        Most shareholders cast their votes by completing and signing the enclosed proxy card and mailing it back in the postage-paid reply envelope. However, you can also use any of the following convenient methods:

        -       Touch tone telephone--please refer to your proxy card.

        -       Internet--please refer to your proxy card.

        -       Telephone--call (800) 488-8095 and speak with a representative.

        -       Facsimile--please fax both sides of your signed proxy card to
                (212) 797-1062.

        Your vote is important and is needed to ensure that the proposal outlined in the proxy statement can be acted upon. If we do not receive your vote, a representative from D.F. King, our proxy solicitor, may be contacting you.

                                                      VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                 CALL TOLL-FREE 1-888-221-0697
                                                 OR LOG ON TO WWW.PROXYWEB.COM

                   - Please fold and detach card at perforation before mailing -

                        FLORIDA INSURED MUNICIPAL FUND,
                            A SERIES OF WM TRUST II

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS-NOVEMBER 7, 2000

     The undersigned hereby appoints William G. Papash, Monte D. Calvin, Sandra
A. Cavanaugh and John T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above Fund, a series of WM Trust II, on November 7, 2000 at 1:00 p.m. Pacific time, and any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. All
                                           joint owners should sign. When
                                           signing as executor, administrator,
                                           attorney, trustee or guardian or as
                                           custodian for a minor, please give
                                           full title as such. If a corporation,
                                           please sign in full corporate name
                                           and indicate the signer's office. If
                                           a partner, sign in the partnership
                                           name.


                                           ---------------------------------
                                           Signature(s) (if held jointly)

                                           Date
                                               -----------------

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposal 1.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. Proposal to approve the Merger of the Fund        FOR     AGAINST     ABSTAIN
   named on the reverse side of this card, as        [ ]       [ ]         [ ]
   described in the Prospectus/Proxy Statement and the Agreement and Plan of Reorganization attached as Exhibit A thereto.

   PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

          VOTE TODAY BY MAIL USING THE ENCLOSED POSTAGE-PAID ENVELOPE,
     VOTE BY TOUCHTONE PHONE AT (888) 221-0697, OR VOTE VIA THE INTERNET BY
                         LOGGING ONTO WWW.PROXYWEB.COM.

IN THE ALTERNATIVE, YOU MAY VOTE BY PHONE BY CALLING A.D.F. KING REPRESENTATIVE
                     AT (800) 488-8095, OR TO VOTE BY FAX,
           SIGN THE PROXY CARD AND FAX (BOTH SIDES) TO (212) 797-1062

  IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY, YOU MAY CALL (800) 488-8095

             SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING


                SHAREHOLDER HEARS THIS SCRIPT

Speech 1 Welcome. Please enter the control number located on the upper portion of your proxy card.

Speech 2 To vote as the WM Florida Insured Municipal Fund Board recommends on the proposal, Press 1 now.

Closing A       You voted as the Board recommended. If correct, press 1. If incorrect, press 0.

Speech 3        To vote on the proposal separately, press 0 now.

                Proposal 1:
Speech 4             To vote FOR, press 1.
                     To vote AGAINST, press 9.
                     To ABSTAIN, press 0.
                Your vote has been cast as follows;
Closing B            Proposal 1: FOR, or AGAINST or ABSTAIN...
                     If this is correct, Press 1 now: If incorrect, Press 0.

Speech 7 If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

Speech 8        Thank you for voting


Approved by: __________________________

Date Approved: ________________________



CONFIDENTIAL            MANAGEMENT INFORMATION SERVICES CORPORATION

8/18/99

                        WM FLORIDA INSURED MUNICIPAL FUND
                              VERBAL VOTING SCRIPT

INTRODUCTION

Hello, my name is __________. I'm calling from DF King on behalf of the WM FLORIDA INSURED MUNICIPAL FUND. May I please speak to __________?

ADDRESS SHAREHOLDER NEEDS

The Board Of Trustees of your fund mailed a proxy statement that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

Have you received the proxy materials in the mail?

      If not, then help the shareholder obtain the material he/she requires. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15". If the shareholder says he/she just got the materials, offer him the 800 phone number 1-800-488-8095 offer to give him/her a brief summary of the proxy statement, and explain that someone may call in a few days to answer any questions.

Are you familiar with the proposal? May I assist you with any questions?

      Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Board of Trustees has recommended that he/she vote in favor. Many questions can be addressed by referring to the proxy statement and reading the appropriate sections.

If it's convenient for you, I can record your vote over the telephone right now. Is it convenient?

      Allow the shareholder to give you a response. If the shareholder says he/she has already sent in the proxy, do NOT ask the shareholder how he/she voted.

Here's how we'll proceed. The phone call will be recorded to assure accuracy. I will ask you for your name, confirmation that you received the proxy materials, your address, and the last 4 digits of your social security number. We'll then take your vote. Within 72 hours, we'll mail you a letter confirming your vote. Are you ready?

      Depending on answer, TAB down and choose either "Y" or "N". If you are going to take a vote, remember to allow the phone call to be recorded.

BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co on behalf of WM FLORIDA INSURED MUNICIPAL FUND. Today's date is __________ and the time is __________.

May I please have your name?

May I ask if you received the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

      Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call. In this case, return to the first screen (Shift TAB) and hit "N", which will take you to the disposition screen.

ACTUAL VOTING

Your Board of Trustees has made a proposal that it has studied carefully. It recommends that you vote in favor of this proposal. Would you like to vote in favor of this proposal as recommended by your Board?

      Choose either "Y" or "N". If you choose "Y", then the computer will fill in the response for all proposals. If you choose "N", you must input a vote for each proposal. If you are required to read the proposal individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are

                             F = For proposal.
                             A = Against proposal.
                             B = Abstain.
CLOSING

Your vote has been recorded. You have voted __________. Is that correct?

      If it is correct, then choose "Y". If it is not correct, then choose "N". The cursor will return to the top of the ballot and allow you to make the appropriate corrections.

In the next 72 hours, we'll mail you a letter confirming your votes. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

      Turn off the tape recorder. Record the shareholder's name and number of shares on your log. Finish the phone call. If you get a verbal vote, the only valid disposition is "01". If you do not get a verbal vote, then you may use any valid disposition EXCEPT "01".

                        WM FLORIDA INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
                            ANSWERING MACHINE MESSAGE
--------------------------------------------------------------------------------

Hello, my name is _____________________________, calling on behalf of the WM FLORIDA INSURED MUNICIPAL FUND. You should have received proxy materials concerning a combined Special Shareholder Meeting to be held on TUESDAY, NOVEMBER 7TH, 2000. At your convenience please sign, date and return the proxy card in the envelope provided.

If you have not received these materials OR have any questions, PLEASE CALL US AT 1-800-488-8095. If you have already mailed back your proxy, please disregard this message and accept our thanks!

--------------------------------------------------------------------------------
                         INTERNET PROXY VOTING SERVICE
--------------------------------------------------------------------------------

        PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY [ ] [ ] [ ] [ ] [ ]
                                              CARD:

         CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                       THEN CLICK THE VOTE BUTTON BELOW.

                                      -OR-

         TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.

                                    [ VOTE ]


                         proxyweb.com is a service of:
                        Management Information Services
                                      Corp

                        -------------------------------

                         Full service proxy specialists

                         This site is best viewed using
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                                 3.0 or higher
                     and using a display resolution of 800
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        FOR FASTER, MORE CONVENIENT VOTING
      CONTROL NUMBER                INTERNET
                                  Instructions.)                    [MIS LOGO]
      VOTE BY PHONE: Call toll free 1-888-221-0697                 "[Illegible]"
  INTERNET VOTING: www.yoursite.com or www.proxyweb.com

**** YOUR PERSONAL CONTROL NUMBER 999 999 999 999 99 ****

MIS CORPORATION SAMPLE FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX as my attorneys to vote at Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX and at any adjournments of the meeting. Any one or more of XXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX to vote this proxy as specified on the reverse side and I revoke my previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                 VOTING BY PHONE OR INTERNET


                                   Date ____________________________

                                   NOTE: Please sign exactly as your name
                                   appears on the proxy. When signing in a
                                   fiduciary capacity, such as executor,
                                   administrator, trustee, attorney, guardian, etc. please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                   [                                           ]
        CONTINUED ON REVERSE SIDE   Signature (and Title(s), if applicable)  MIS

[LOGO] WM                         Internet Proxy Voting Service
       Group of Funds                  Proxy Voting Form
                                              WM
                                  Florida Insured Municipal Fund

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.
Proposal 1.     Proposal to approve the Merger of the Fund as described in the
                Prospectus/Proxy Statement and the Agreement and Plan of Reorganization attached as Exhibit A thereto.

                [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
________________________________________________________________________________

  Please refer to the proxy statement for discussion of each of these matters.
         If no specification is made the proposal will be voted "For".
  IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY, YOU MAY CALL (800)488-8095.
________________________________________________________________________________

To receive email confirmation, enter your email address here: [________________]


                Press this button to [Submit] your Proxy Vote.
            Please review your selections carefully before voting.
  If you vote more than once on the same Proxy, only your last (most recent)
                      vote will be considered valid.